UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Reorganization and Merger

On July 27, 2021, CVB Financial Corp., a California corporation (the “Company”), Citizens Business Bank, a California state-chartered bank and wholly-owned subsidiary of the Company (“Citizens”), and Suncrest Bank, a California state-chartered bank (“Suncrest”), entered into an Agreement and Plan of Reorganization and Merger (the “Reorganization Agreement”), pursuant to which Suncrest will merge with and into Citizens, with Citizens as the surviving bank (the “Merger”).

Upon consummation of the Merger, the Articles of Incorporation and Bylaws of Citizens as in effect immediately prior to the effective time of the Merger (the “Effective Time”) will be those of the surviving bank. The directors and officers of the Company and Citizens immediately prior to the Effective Time will be the directors and officers of the Company and Citizens following the Merger.

Subject to the terms and conditions of the Reorganization Agreement, upon consummation of the Merger, each share of Suncrest’s common stock outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive 0.6970 shares of the Company’s common stock and $2.69 per share in cash, subject to any adjustments set forth in the Reorganization Agreement (the “Merger Consideration”). At the Effective Time, each Suncrest option award will be cashed out and receive the difference between the per share merger consideration and their strike price.

The cash consideration will be reduced, on a per share basis, by the sum of the following, if any: (i) a common equity tier 1 capital adjustment (i.e., the amount, if any, by which the adjusted common equity tier 1 capital of Suncrest at the closing measurement date is below the greater of (a) Suncrest’s tier 1 capital as of June 30, 2021 and (b) $118,163,000 (the “tier 1 benchmark”), and multiplying such difference, if any, by 1.5; plus (ii) a transaction costs adjustment (i.e., the amount, if any, by which certain specified transaction costs of Suncrest exceed $5.8 million).

Based on the closing price of the Company’s common stock on July 26, 2021 and assuming no adjustments to the merger consideration, the aggregate Merger Consideration would be approximately $204 million, or approximately $16.18 per outstanding share of Suncrest.

Suncrest, the Company and Citizens have made representations, warranties and covenants in the Reorganization Agreement customary for transactions of this type. Subject to certain exceptions, each of the Company, Citizens and Suncrest has agreed, among other things, to covenants relating to (i) the conduct of its business during the interim period between the execution of the Reorganization Agreement and the consummation of the Merger, and (ii) the use of reasonable best efforts to obtain regulatory approvals. In addition, Suncrest has agreed, among other things, to covenants relating to (i) obligations to facilitate the Suncrest shareholders’ consideration of, and voting upon, the approval of the principal terms of the Reorganization Agreement, (ii) the recommendation by the Suncrest board in favor of the approval by the Suncrest shareholders of the principal terms of the Reorganization Agreement, and (iii) non-solicitation obligations relating to alternative acquisition proposals.

The consummation of the Merger is subject to customary conditions, including (i) the receipt of regulatory approvals without the imposition of any materially burdensome regulatory condition, (ii) the receipt of the requisite approval of the shareholders of Suncrest, (iii) the absence of any law or order prohibiting the closing, and (iv) the effectiveness of the registration statement to be filed by the Company with respect to the shares of Company common stock to be issued to the shareholders of Suncrest.

The obligation of each party to consummate the Merger is also conditioned upon (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Reorganization Agreement, (iii) receipt by such party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (iv) the absence of a material adverse effect with respect to the other party since the date of the Reorganization Agreement.

The obligation of the Company and Citizens to consummate the Merger is also conditioned upon, among other things, (i) the adjusted tier 1 capital of Suncrest being equal to or greater than the tier 1 benchmark as of the measurement date; (ii) the total non-interest bearing deposits of Suncrest being equal to or greater than $470 million as of the measurement date, (iii) the adjusted total loans of Suncrest being equal to or greater than $745 million as of the measurement date; (iv) the allowance for loan and lease losses of Suncrest not being less than $8,504,000 (or such greater amount filed with Suncrest’s call report for the period ended June 30, 2021) as of the measurement date; and (v) holders of not more than 10% of the outstanding shares of Suncrest common stock shall have exercised their dissenters rights.

The Reorganization Agreement contains customary termination rights for the Company, Citizens and Suncrest, including if (i) the Merger is not consummated by April 30, 2022 (the “Outside Date”), which Outside Date may be extended by the Company or Suncrest to June 30, 2022 if additional time is needed to obtain regulatory approvals, (ii) the necessary regulatory approvals are denied, (iii) the approval of the Suncrest shareholders is not obtained, or (iv) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied.

Suncrest may also terminate the Reorganization Agreement prior to obtaining the Suncrest shareholders’ approval in order to enter into a definitive agreement providing for a superior proposal obtained by Suncrest without breaching the Reorganization Agreement. In addition, in certain circumstances, the Company may terminate the Reorganization Agreement prior to the Suncrest shareholders’ approval of the Merger in the event that (i) Suncrest materially breaches its non-solicitation obligations relating to alternative acquisition proposals, (ii) the Suncrest board withdraws or adversely modifies its recommendation to its shareholders or fails to affirm its recommendation within the required time period after an acquisition proposal is made, or (iii) the Suncrest board recommends a tender offer or fails to recommend against such tender offer within 10 business days after commencement thereof. The Reorganization Agreement also provides that Suncrest will be obligated to pay a termination fee of $8,325,000 to the Company (i) if the Reorganization Agreement is terminated by the Company in the circumstances described in the preceding sentence, (ii) as a condition to any termination of the Reorganization Agreement by Suncrest to enter into a definitive agreement for a superior proposal or (iii) (A) if an acquisition proposal is made to Suncrest or to its shareholders publicly, (B) the Reorganization Agreement is terminated for failure to consummate the Merger by the Outside Date without the approval of the Suncrest shareholders being obtained or for failure to obtain the approval of the Suncrest shareholders and (C) Suncrest enters into a definitive agreement with respect to or consummates an acquisition proposal within 18 months of such termination of the Reorganization Agreement.

The Merger is expected to close in the fourth quarter of 2021 or early in the first quarter of 2022.

The foregoing description of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Reorganization Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, Citizens, Suncrest or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Reorganization Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Reorganization Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Citizens, Suncrest or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Voting and Support Agreements; Non-Competition, Non-Solicitation and Non-Disclosure Agreements

Concurrently with the execution and delivery of the Reorganization Agreement, each member of the Suncrest board, each of its executive officers and certain of its shareholders (holding collectively in the aggregate approximately 23% of Suncrest common stock) have entered into a Voting and Support Agreement, pursuant to which he, she or it will agree, in his, her or its capacity as a shareholder of Suncrest, as applicable, to vote in favor of the requisite approval of shareholders of Suncrest pursuant to the Reorganization Agreement.

Concurrently with the execution and delivery of the Reorganization Agreement, (i) the non-employee directors of Suncrest have entered into a Non-Competition, Non-Solicitation and Non-Disclosure Agreement pursuant to which such non-employee director agrees not to compete against Citizens or solicit the employees or customers of Citizens (or the former Suncrest Bank), in each case, for a period of one (1) year after the Effective Time, (ii) the Chief Executive Officer of Suncrest has entered into a Non-Competition, Non-Solicitation and Non-Disclosure Agreement pursuant to which he agrees not to compete against Citizens for a period of one (1) year after the Effective Time or solicit the employees or customers of Citizens (or the former Suncrest Bank) for a period of three (3) years after the Effective Time, respectively, and (iii) certain other senior executive officers of Suncrest have entered into a Non-Solicitation and Non-Disclosure Agreement and Release pursuant to which such officer agrees not to solicit the employees or customers of Citizens (or the former Suncrest Bank), in each case, for a period of up to two (2) years after the Effective Time.

The foregoing descriptions of the forms of Voting and Support Agreement, Non-Competition, Non-Solicitation and Non-Disclosure Agreements and Non-Solicitation and Non-Disclosure Agreement and Release are qualified in their entirety by reference to the full text of the forms of such agreements, copies of which are attached as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01 Other Events

On July 27, 2021, the Company and Suncrest issued a joint press release announcing the execution of the Reorganization Agreement. On July 28, 2021, the Company will hold an investor conference call to provide supplemental information regarding the Merger. Copies of the press release and the slide presentation to be used on the conference call are attached hereto as Exhibits 99.5 and 99.6, respectively, and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains statements regarding the proposed transaction between the Company, Citizens and Suncrest, and statements about the future expectations, beliefs, goals, plans or prospects of the management of each of Company, Citizens and Suncrest. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of Company, Citizens, Suncrest and the surviving bank, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans, “seeks,” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The closing of the proposed Merger is subject to regulatory approvals, the approval of the shareholders of Suncrest, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed Merger will be consummated within the expected time frame, or at all. If the Merger is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Citizens and Suncrest and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the Merger, including difficulties in maintaining relationships with employees, may be greater than expected; local, regional, national and international economic and market conditions, political events and public health developments and the impact they may have on Citizens, its customers and its assets and liabilities; Citizens’ ability to attract deposits and other sources of funding or liquidity; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in

California or other states where Citizens lends; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of Citizens’ borrowers, depositors, key vendors or counterparties; changes in Citizens’ levels of delinquent loans, nonperforming assets, allowance for credit losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions the Company may make, whether the Company is able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or Citizens’ ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; the effects of new laws, regulations and/or government programs, including those laws, regulations and programs enacted by federal, state or local governments in the geographic jurisdictions in which Citizens does business in response to the current national emergency declared in connection with the COVID-19 pandemic; the impact of the federal CARES Act and the significant additional lending activities undertaken by the Company in connection with the Small Business Administration’s Paycheck Protection Program enacted thereunder, including risks to the Company with respect to the uncertain application by the Small Business Administration of new borrower and loan eligibility, forgiveness and audit criteria; the effects of the Company’s participation in one or more of the new lending programs recently established by the Federal Reserve, including the Main Street New Loan Facility, the Main Street Priority Loan Facility and the Nonprofit Organization New Loan Facility, and the impact of any related actions or decisions by the Federal Reserve Bank of Boston and its special purpose vehicle established pursuant to such lending programs; the effect of changes in other pertinent laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for credit losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, the Community Reinvestment Act, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which the Company and its subsidiaries must comply or believe the Company should comply or which may otherwise impact the Company; changes in estimates of future reserve requirements and minimum capital requirements, based upon the periodic review thereof under relevant regulatory and accounting standards, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risks; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or currently expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates, reference rates or monetary policies, including the possible imposition of negative interest rates on bank reserves; the impact of the anticipated phase-out of the London Interbank Offered Rate (LIBOR) on interest rate indexes specified in certain of our customer loan agreements and in Citizens’ interest rate swap arrangements, including any economic and compliance effects related to the expected change from LIBOR to an alternative reference rate; changes in the amount, cost and availability of deposit insurance; disruptions in the infrastructure that supports the Company’s business and the communities where the Company is located, which are concentrated in California, involving or related to public health, physical site access and/or communication facilities; cyber incidents, attacks, infiltrations, exfiltrations, or theft or loss of Company, customer or employee data or money; political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, the effects of pandemic diseases, climate change or extreme weather events, that may affect electrical, environmental and communications or other services, computer services or facilities the Company may use, or that may affect the Company’s assets, customers, employees or third parties with whom the Company conducts business; the Company’s timely development and implementation of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon outside vendors with respect to certain of the Company’s key internal and external systems, applications and controls; changes in commercial or consumer spending, borrowing and savings patterns, preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, block-chain technology and other financial products, systems or services); the Company’s ability to retain and increase market share, to retain and grow customers and to control expenses; changes in the competitive environment among banks and other financial services and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s capital, deposits, assets or customers; fluctuations in the price of the Company’s common stock or other securities, and the resulting impact on the Company’s ability to raise capital or to make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the principal regulatory agencies with jurisdiction over the Company, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in the Company’s organization, management, compensation and benefit plans, and the Company’s ability to recruit and retain or expand or contract its workforce, management team, key executive positions and/or the Company’s board of directors; the Company’s ability to identify suitable and qualified replacements for any executive officers who may leave their employment, including our Chief Executive Officer; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, lender liability, bank operations, check or wire fraud, financial product or service, data privacy, health and safety, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including, but not limited to, the SEC, Federal Reserve Board, FDIC and California DFPI; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including our Annual Report on Form 10-K for the year ended December 31, 2020, and particularly the discussion of risk factors within that document. Among other risks, the ongoing COVID-19 pandemic may significantly affect the banking industry, the health and safety of the Company’s employees, and the Company’s business prospects. The ultimate impact of the COVID-19 pandemic on the Company’s business and financial results will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic, the impact on the economy, our customers, our employees and our business partners, the safety, effectiveness, distribution and acceptance of vaccines developed to mitigate the pandemic, and actions taken by governmental authorities in response to the pandemic.

All of the forward-looking statements are qualified in their entirety by reference to the factors discussed in the Company’s reports with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K (and the risk factors set forth therein) and subsequently filed Quarterly Reports on Form 10-Q. These risk factors may not be exhaustive, as the Company operates in a continually changing business environment with new risks emerging from time to time that it is unable to predict or that it currently does not expect to have a material adverse effect on its business. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, the Company, Citizens and Suncrest disclaim any intention or obligation to update any forward-looking statements after the date hereof, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving the Company and Suncrest Bank.. The Company intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Suncrest Bank and a prospectus of the Company, and the Company will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the Suncrest shareholders seeking any required shareholder approvals. Before making any voting or investment decision, investors and security holders of Suncrest are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge at the Company’s website at http://www.cbbank.com in the “Investors” section under the “About Us” tab. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company, Attn: Investor Relations, 700 North Haven Avenue, Ontario, California 91764, or by calling (909) 980-4030 or from Suncrest upon written request by contacting Ciaran McMullan, President and Chief Executive Officer, Suncrest Bank, 501 West Main Street, Visalia, CA 93291 or by telephone at (559) 802-1000.

The Company, Suncrest, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Suncrest’s shareholders in favor of the approval of the merger. Information about the directors and executive officers of Suncrest and their ownership of Suncrest Common Stock will be set forth in the definitive proxy statement for Suncrest’s special meeting to vote on the merger. Information about the directors and executive officers of the Company and their ownership of Company Common Stock is set forth in the proxy statement for the Company’s 2021 annual meeting of shareholders, as previously filed with the SEC on April 5, 2021. Shareholders may obtain additional information regarding the interests of Suncrest’s directors and executive officers by reading the registration statement and the proxy statement/prospectus when they become available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization and Merger, dated July 27, 2021, by and among CVB Financial Corp, Citizens Business Bank and Suncrest Bank*

99.1	Form of Voting and Support Agreement – Suncrest (incorporated by reference to Exhibit A of the Reorganization Agreement filed as Exhibit 2.1 hereto)

99.2

Form of Non-Competition, Non-Solicitation and Non-Disclosure Agreement – Suncrest non-employee directors (incorporated by reference to Exhibit B-1 of the Reorganization Agreement filed as Exhibit 2.1 hereto)

99.3

Form of Non-Competition, Non-Solicitation and Non-Disclosure Agreement and Release –Suncrest Chief Executive Officer (incorporated by reference to Exhibit B-2 of the Reorganization Agreement filed as Exhibit 2.1 hereto)

99.4	Form of Non-Solicitation and Non-Disclosure Agreement and Release –Suncrest executive officers (incorporated by reference to Exhibit B-3 of the Reorganization Agreement filed as Exhibit 2.1 hereto)

99.5	Joint Press Release dated July 27, 2021.

99.6	Investor Presentation dated July 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Confidential disclosure schedules omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company undertakes to furnish supplemental copies of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB Financial Corp.

Date: July 28, 2021	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer

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